Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended December 29, 2024
FREMONT, Calif., January 29, 2025 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended December 29, 2024 (the “December 2024 quarter”).
Highlights for the December 2024 quarter were as follows:
•Revenue of $4.38 billion.
•U.S. GAAP gross margin of 47.4%, U.S. GAAP operating income as a percentage of revenue of 30.5%, and U.S. GAAP diluted EPS of $0.92.
•Non-GAAP gross margin of 47.5%, non-GAAP operating income as a percentage of revenue of 30.7%, and non-GAAP diluted EPS of $0.91.
Key Financial Data for the Quarters Ended
December 29, 2024 and September 29, 2024
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	December 2024	September 2024	Change Q/Q
Revenue	$4,376,047	$4,167,976	+ 5%
Gross margin as percentage of revenue	47.4%	48.0%	- 60 bps
Operating income as percentage of revenue	30.5%	30.3%	+ 20 bps
Diluted EPS	$0.92	$0.86	+ 7%

Non-GAAP
	December 2024	September 2024	Change Q/Q
Revenue	$4,376,047	$4,167,976	+ 5%
Gross margin as percentage of revenue	47.5%	48.2%	- 70 bps
Operating income as percentage of revenue	30.7%	30.9%	- 20 bps
Diluted EPS	$0.91	$0.86	+ 6%

U.S. GAAP Financial Results
For the December 2024 quarter, revenue was $4,376 million, gross margin was $2,073 million, or 47.4% of revenue, operating expenses were $739 million, operating income was 30.5% of revenue, and net income was $1,191 million, or $0.92 per diluted share on a U.S. GAAP basis. This compares to revenue of $4,168 million, gross margin of $2,003 million, or 48.0% of revenue, operating expenses of $738 million, operating income of 30.3% of revenue, and net income of $1,116 million, or $0.86 per diluted share, for the quarter ended September 29, 2024 (the “September 2024 quarter”).
Non-GAAP Financial Results
For the December 2024 quarter, non-GAAP gross margin was $2,077 million, or 47.5% of revenue, non-GAAP operating expenses were $735 million, non-GAAP operating income was 30.7% of revenue, and non-GAAP net income was $1,175 million, or $0.91 per diluted share. This compares to non-GAAP gross margin of $2,009 million, or 48.2% of revenue, non-GAAP operating expenses of $722 million, non-GAAP operating income of 30.9% of revenue, and non-GAAP net income of $1,122 million, or $0.86 per diluted share, for the September 2024 quarter.

“Lam is executing at a high level at a pivotal moment for semiconductor manufacturing. Increasing demands on chip performance play into Lam’s strengths, with advanced deposition and etch applications set to comprise a growing share of WFE,” said Tim Archer, Lam Research's President and Chief Executive Officer. “Our investments to win at key technology inflections are paying off, with more exciting opportunities ahead.”

Balance Sheet and Cash Flow Results
Cash, cash equivalents, and restricted cash balances decreased to $5.7 billion at the end of the December 2024 quarter compared to $6.1 billion at the end of the September 2024 quarter. The decrease was primarily the result of cash deployed for capital return activities and capital expenditures during the quarter, partially offset by cash generated from operating activities.
Deferred revenue at the end of the December 2024 quarter decreased to $2,032 million compared to $2,047 million as of the end of the September 2024 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom control does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $453 million as of December 29, 2024 and $184 million as of September 29, 2024.
Revenue
The geographic distribution of revenue during the December 2024 quarter is shown in the following table:

Region	Revenue
China	31%
Korea	25%
Taiwan	17%
United States	9%
Japan	8%
Southeast Asia	7%
Europe	3%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	December 29, 2024	September 29, 2024	December 24, 2023
	(In thousands)
Systems revenue	$2,625,649	$2,392,730	$2,299,286
Customer support-related revenue and other	1,750,398	1,775,246	1,458,973
	$4,376,047	$4,167,976	$3,758,259

Systems revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended March 30, 2025, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$4.65 Billion	+/-	$300 Million	—		$4.65 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	47.9%	+/-	1%	$2.8	Million	48.0%	+/-	1%
Operating income as a percentage of revenue	31.9%	+/-	1%	$3.4	Million	32.0%	+/-	1%
Net income per diluted share	$1.00	+/-	$0.10	$3.9	Million	$1.00	+/-	$0.10
Diluted share count	1.29 Billion			—		1.29 Billion
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $2.8 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $3.4 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $3.4 million; amortization of debt discounts, $0.8 million; and associated tax benefit for non-GAAP items ($0.3 million); totaling $3.9 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the December 2024 and September 2024 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the net income tax effect of non-GAAP items. Additionally, the non-GAAP results for the December 2024 quarter exclude the income tax benefit from a change in tax law.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; our operational execution; the prospects for semiconductor manufacturing and for demand for wafer fabrication equipment (“WFE”); chip performance demands; the competitive positioning of Lam’s products; growth in the significance of advanced deposition and etch applications as a proportion of wafer fabrication equipment spending; the success of our investments at key technology inflections; and the opportunities ahead of us. Some factors that may affect these forward-looking statements include: the actions of our customers and competitors may be inconsistent with our expectations; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; supply chain cost increases and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 30, 2024, and our quarterly report on Form 10-Q for the fiscal quarter ended September 29, 2024. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended			Six Months Ended
	December 29, 2024	September 29, 2024	December 24, 2023	December 29, 2024	December 24, 2023
Revenue	$4,376,047	$4,167,976	$3,758,259	$8,544,023	$7,240,321
Cost of goods sold	2,303,066	2,165,293	1,985,847	4,468,359	3,805,267
Restructuring charges, net - cost of goods sold	—	—	14,957	—	22,897
Total cost of goods sold	2,303,066	2,165,293	2,000,804	4,468,359	3,828,164
Gross margin	2,072,981	2,002,683	1,757,455	4,075,664	3,412,157
Gross margin as a percent of revenue	47.4%	48.0%	46.8%	47.7%	47.1%
Research and development	494,947	495,358	469,712	990,305	892,341
Selling, general and administrative	244,150	243,128	228,843	487,278	435,866
Restructuring charges, net - operating expenses	—	—	1,688	—	3,709
Total operating expenses	739,097	738,486	700,243	1,477,583	1,331,916
Operating income	1,333,884	1,264,197	1,057,212	2,598,081	2,080,241
Operating income as a percent of revenue	30.5%	30.3%	28.1%	30.4%	28.7%
Other income (expense), net	14,262	30,081	29,839	44,343	32,440
Income before income taxes	1,348,146	1,294,278	1,087,051	2,642,424	2,112,681
Income tax expense	(157,128)	(177,834)	(132,785)	(334,962)	(271,017)
Net income	$1,191,018	$1,116,444	$954,266	$2,307,462	$1,841,664
Net income per share:
Basic	$0.93	$0.86	$0.72	$1.78	$1.39
Diluted	$0.92	$0.86	$0.72	$1.78	$1.39
Number of shares used in per share calculations:
Basic	1,287,109	1,299,236	1,316,293	1,293,173	1,321,067
Diluted	1,291,469	1,304,066	1,322,201	1,297,767	1,326,933
Cash dividend declared per common share	$0.23	$0.23	$0.20	$0.46	$0.40

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 29, 2024	September 29, 2024	June 30, 2024
	(unaudited)	(unaudited)	(1)
ASSETS
Cash and cash equivalents	$5,665,379	$6,067,471	$5,847,856
Accounts receivable, net	3,304,946	2,937,217	2,519,250
Inventories	4,358,152	4,209,878	4,217,924
Prepaid expenses and other current assets	284,370	277,802	298,190
Total current assets	13,612,847	13,492,368	12,883,220
Property and equipment, net	2,313,590	2,214,269	2,154,518
Goodwill and intangible assets	1,761,021	1,758,344	1,765,073
Other assets	2,152,458	2,067,508	1,941,917
Total assets	$19,839,916	$19,532,489	$18,744,728
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$504,136	$504,682	$504,814
Other current liabilities	4,846,160	4,837,986	3,833,624
Total current liabilities	5,350,296	5,342,668	4,338,438
Long-term debt and finance lease obligations	4,478,148	4,479,087	4,478,520
Income taxes payable	669,747	664,717	813,304
Other long-term liabilities	533,699	574,126	575,012
Total liabilities	11,031,890	11,060,598	10,205,274
Stockholders’ equity (2)	8,808,026	8,471,891	8,539,454
Total liabilities and stockholders’ equity	$19,839,916	$19,532,489	$18,744,728

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 1,284,956 as of December 29, 2024, 1,291,958 as of September 29, 2024, and 1,303,769 as of June 30, 2024.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended			Six Months Ended
	December 29, 2024	September 29, 2024	December 24, 2023	December 29, 2024	December 24, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,191,018	$1,116,444	$954,266	$2,307,462	$1,841,664
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	96,200	94,295	90,941	190,495	181,420
Deferred income taxes	(82,854)	(108,722)	(88,747)	(191,576)	(112,985)
Equity-based compensation expense	81,959	80,011	69,901	161,970	137,112
Other, net	(8,592)	(457)	4,182	(9,049)	4,032
Changes in operating assets and liabilities	(535,789)	386,900	423,297	(148,889)	353,760
Net cash provided by operating activities	741,942	1,568,471	1,453,840	2,310,413	2,405,003
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(188,349)	(110,588)	(115,276)	(298,937)	(192,268)
Net maturities and sales of available-for-sale securities	—	—	15,841	—	23,116
Other, net	12,974	37	(2,523)	13,011	(7,489)
Net cash used for investing activities	(175,375)	(110,551)	(101,958)	(285,926)	(176,641)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations	(1,032)	(934)	(986)	(1,966)	(254,095)
Treasury stock purchases, including excise tax payments	(697,688)	(997,035)	(645,458)	(1,694,723)	(1,488,696)
Dividends paid	(297,634)	(260,985)	(264,414)	(558,619)	(494,746)
Reissuance of treasury stock related to employee stock purchase plan	60,557	—	53,081	60,557	53,081
Proceeds from issuance of common stock, net issuance costs	(194)	(43)	1,704	(237)	4,522
Other, net	761	(324)	(3,821)	437	(5,972)
Net cash used for financing activities	(935,230)	(1,259,321)	(859,894)	(2,194,551)	(2,185,906)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(26,022)	22,682	6,725	(3,340)	(4,306)
Net change in cash, cash equivalents, and restricted cash	(394,685)	221,281	498,713	(173,404)	38,150
Cash, cash equivalents, and restricted cash at beginning of period (1)	6,072,084	5,850,803	5,126,809	5,850,803	5,587,372
Cash, cash equivalents, and restricted cash at end of period (1)	$5,677,399	$6,072,084	$5,625,522	$5,677,399	$5,625,522

(1)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	December 29, 2024	September 29, 2024
Revenue	$4,376,047	$4,167,976
Gross margin	$2,077,151	$2,009,022
Gross margin as percentage of revenue	47.5%	48.2%
Operating expenses	$734,501	$722,148
Operating income	$1,342,650	$1,286,874
Operating income as a percentage of revenue	30.7%	30.9%
Net income	$1,175,000	$1,121,507
Net income per diluted share	$0.91	$0.86
Shares used in per share calculation - diluted	1,291,469	1,304,066

Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	December 29, 2024	September 29, 2024
U.S. GAAP net income	$1,191,018	$1,116,444
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	2,817	3,076
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	1,353	3,263
EDC related liability valuation increase - research and development	2,432	8,136
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	538	692
EDC related liability valuation increase - selling, general and administrative	1,626	7,510
Amortization of note discounts - other income (expense), net	772	765
Gain on EDC related asset - other income (expense), net	(4,502)	(17,420)
Net income tax benefit on non-GAAP items	(276)	(959)
Income tax benefit from a change in tax law	(20,778)	—
Non-GAAP net income	$1,175,000	$1,121,507
Non-GAAP net income per diluted share	$0.91	$0.86
U.S. GAAP net income per diluted share	$0.92	$0.86
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	1,291,469	1,304,066

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	December 29, 2024	September 29, 2024
U.S. GAAP gross margin	$2,072,981	$2,002,683
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	2,817	3,076
EDC related liability valuation increase	1,353	3,263
Non-GAAP gross margin	$2,077,151	$2,009,022
U.S. GAAP gross margin as a percentage of revenue	47.4%	48.0%
Non-GAAP gross margin as a percentage of revenue	47.5%	48.2%
U.S. GAAP operating expenses	$739,097	$738,486
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(538)	(692)
EDC related liability valuation increase	(4,058)	(15,646)
Non-GAAP operating expenses	$734,501	$722,148
U.S. GAAP operating income	$1,333,884	$1,264,197
Non-GAAP operating income	$1,342,650	$1,286,874
U.S. GAAP operating income as percent of revenue	30.5%	30.3%
Non-GAAP operating income as a percent of revenue	30.7%	30.9%

Lam Research Corporation Contacts:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com